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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 13, 2003
                                                        -----------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        1-14671                 04-3444269
      --------                       ---------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEMS 1, 2, 3, 4, 5, 6 AND 8. NOT APPLICABLE.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

      (a) Financial Statements of Businesses Acquired:  Not applicable

      (b) Pro Forma Financial Information:  Not applicable

      (c) Exhibits

          Number               Description
          ------               -----------

          99.1                 Press Release Dated February 13, 2003

ITEM 9.   REGULATION FD DISCLOSURE.
          ------------------------

      On February 13, 2003, Woronoco Bancorp, Inc. (the "Company"), the holding company for Woronoco Savings Bank, announced that it had sold a supermarket branch office. The Company also announced that an additional supermarket branch will be relocated to a new site in the third quarter of 2003, where it will operate as a full-service branch location.

      The press release announcing the sale is attached as Exhibit 99.1.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February  13, 2003                By: /s/ Cornelius D. Mahoney
                                              ----------------------------------
                                              Cornelius D. Mahoney
                                              President, Chief Executive Officer
                                              and Chairman of the Board